Long-term Borrowings and Capital Lease Obligations	12 Months Ended
Dec. 31, 2015
Long-term Borrowings and Capital Lease Obligations
Note 13	Long-term Borrowings and Capital Lease Obligations

Long-term debt as of December 31, 2015 and 2014 consists of:

(in thousands)	2015	2014
2.375% Senior Notes due June 1, 2018 (5 year tranche), net of discount	$549,919	549,889
3.75% Senior Notes due June 1, 2023 (10 year tranche), net of discount	546,746	546,379
LIBOR + 1.125%, unsecured term loan, due April 8, 2018, with quarterly principal and interest payments	175,000	185,000
LIBOR + 1.125%, unsecured term loan, due September 10, 2017, with quarterly principal and interest payments	120,000	131,250
1.38% note payable due January 31, 2017, with monthly interest and principal payments	30,000	—
1.50% note payable, due September 30, 2016, with monthly interest and principal payments	5,132	11,886
LIBOR + 2.0%, unsecured term loan, due December 7, 2017, with monthly interest payments and principal paid at maturity	3,202	1,396
1.50% note payable, due January 31, 2016, with monthly interest and principal payments	336	4,332
1.50% note payable, due December 31, 2015, with monthly interest and principal payments	—	10,075
1.50% note payable, due July 31, 2015, with monthly interest and principal payments	—	1,709

Total debt	1,430,335	1,441,916
Less current portion	50,364	43,784

Noncurrent portion of long-term debt	$1,379,971	1,398,132

During December 2014, EMEA obtained a £900,000, or approximately $1.4 million term loan. In September 2015, TSYS increased the loan by £1.3 million, or approximately $1.9 million. The loan bears interest at a rate of LIBOR plus two percent. The loan matures in December 2017, and has monthly interest payments. The lender in this transaction is Merchants Limited, who has a noncontrolling interest in EMEA. The balance as of December 31, 2015 was $3.2 million.

In December 2015, the Company entered into a $30.0 million financing agreement for perpetual software licenses. The balance as of December 31, 2015 was $30.0 million.

In September 2014, the Company entered into a $13.6 million financing agreement for perpetual software licenses. The balance as of December 31, 2015 was $5.1 million.

In December 2013, the Company entered into a $20.0 million financing arrangement to purchase additional software licenses. The financing arrangement was repaid in 2015.

TSYS acquired additional mainframe software licenses to increase capacity in 2012. The Company entered into an $8.6 million and an $11.9 million financing agreement in June and December of 2012, respectively, to purchase these additional software licenses. The balance as of December 31, 2015 for the $11.9 million financing agreement was $0.3 million. The $8.6 million financing agreement was repaid in 2015.

In addition, TSYS maintains an unsecured credit agreement with Columbus Bank and Trust. The credit agreement has a maximum available principal balance of $5.0 million, with interest at prime. TSYS did not use the credit facility during 2015, 2014 or 2013.

Acquisition-Related Borrowings

In April 2013, the Company entered into a Credit Agreement (the “Credit Agreement”) with JPMorgan Chase Bank, N.A., as Administrative Agent, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Syndication Agent, Regions Bank and U.S. Bank National Association, as Documentation Agents, and other lenders party thereto, with J.P. Morgan Securities LLC, The Bank of Tokyo Mitsubishi UFJ, Ltd., Regions Capital Markets, and U.S. Bank National Association as joint lead arrangers and joint bookrunners. The Credit Agreement provides for a five-year term loan to the Company in the amount of $200.0 million (the “Term Loan”) and bears interest at LIBOR plus 1.125%, which are subject to adjustment based on changes in the Company’s credit ratings, with margins ranging from 1.00% to 1.75%. As of December 31, 2015, the outstanding balance on the Credit Agreement was $175.0 million.

Concurrently with entering into the Merger Agreement, TSYS obtained commitments for a $1.2 billion 364-day bridge term loan facility from JPMorgan Chase Bank, N.A., J.P. Morgan Securities LLC and The Bank of Tokyo-Mitsubishi UFJ, Ltd. Thereafter, JPMorgan Chase Bank, N.A. and The Bank of Tokyo-Mitsubishi UFJ, Ltd. assigned portions of their commitments to other bridge facility lenders. The Company paid fees in 2013 associated with the bridge term loan of approximately $5.9 million. The total commitments under the bridge term loan facility were eliminated in May 2013 after the issuance of the Notes described below.

In May 2013, the Company closed its issuance (the “Transaction”) of $550.0 million aggregate principal amount of 2.375% Senior Notes due 2018 and $550.0 million aggregate principal amount of 3.750% Senior Notes due 2023 (collectively, the “Notes”) pursuant to an Underwriting Agreement with J.P. Morgan Securities LLC, as representative of certain underwriters (the “Underwriters”), whereby the Company agreed to sell and the Underwriters agreed to purchase the Notes from the Company, subject to and upon the terms and conditions set forth in the Underwriting Agreement. The interest on the Notes are payable semiannually. The Company paid fees in 2013 associated with the issuance of these Notes of approximately $8.9 million and recorded discounts of approximately $4.3 million that are being amortized over the life of the Notes. The Company used the net proceeds of the Transaction to pay a portion of the $1.4 billion purchase price of the Company’s acquisition of NetSpend and related fees and expenses. The Notes were issued pursuant to an Indenture dated as of May 22, 2013 between the Company and Wells Fargo Bank, National Association, as trustee. The balance as of December 31, 2015 was $549.9 million net of discount for the Senior Notes due June 2018 and $546.7 million net of discount for the Senior Notes due June 2023.

The Notes also contain various affirmative and negative covenants, including those that create limitations on the Company’s:

•	creation of liens;

•	merging or selling assets unless certain conditions are met; and

•	entering into sale/leaseback transactions.

The Notes also contain a provision that requires the Company to repurchase all or any portion of a holder’s Notes, at the holder’s option, if a Change in Control Repurchase Event occurs.

Amendment to Existing Credit Agreement

In September 2012, the Company entered into a credit agreement with JPMorgan Chase Bank, N.A., as Administrative Agent, The Bank of Tokyo-Mitsubishi UFJ, Ltd., Regions Bank and U.S. Bank National Association, as Syndication Agents, and the other lenders named therein, with J.P. Morgan Securities LLC, The Bank of Tokyo-Mitsubishi UFJ, Ltd., Regions Capital Markets and U.S. Bank National Association, as joint lead arrangers and joint bookrunners (the “Existing Credit Agreement”). The Existing Credit Agreement provides for a $350.0 million five-year unsecured revolving credit facility (which may be increased by up to an additional $350.0 million under certain circumstances) and includes a $50.0 million subfacility for the issuance of standby letters of credit and a $50.0 million subfacility for swingline loans. The Existing Credit Agreement also provides for a $150 million five-year unsecured term loan, which was fully funded on the closing of the Existing Credit Agreement. As of December 31, 2015, the outstanding balance on the Existing Credit Agreement was $120.0 million.

In April 2013, the Company entered into the First Amendment to the Existing Credit Agreement (the “Revolver”) in order to conform certain provisions of the Existing Credit Agreement to the Credit Agreement for the Term Loan. On July 1, 2013, an additional $100.0 million was used as funding in the NetSpend Merger. As of December 31, 2015, there was no outstanding balance on the Revolver.

The Credit Agreement for the aforementioned loan provided for a $168.0 million unsecured five-year term loan to the Company, which was repaid in 2012 and a $252.0 million five year unsecured revolving credit facility. The principal balance of loans outstanding under the credit facility bears interest at a rate of LIBOR plus an applicable margin of 0.60%. The applicable margin could vary within a range from 0.27% to 0.725% depending on changes in the Company’s corporate credit rating. Interest was paid on the last date of each interest period; however, if the period exceeded three months, interest was paid every three months after the beginning of such interest period. In addition, the Company paid each lender a fee in respect of the amount of such lender’s commitment under the revolving credit facility (regardless of usage), ranging from 0.08% to 0.15% depending on the Company’s corporate credit rating.

The Company was able to prepay the revolving credit facility and the term loan in whole or in part at any time without premium or penalty, subject to reimbursement of the lenders’ customary breakage and redeployment costs in the case of prepayment of LIBOR borrowings. The Credit Agreement included covenants requiring the Company to maintain certain minimum financial ratios. The Company did not use the revolving credit facility in 2015.

Required annual principal payments on long-term debt for the five years subsequent to December 31, 2015 are summarized as follows:

(in thousands)
2016	$50,364
2017	143,305
2018	690,000
2019	—
2020	—

Capital lease obligations as of December 31, 2015 and 2014 consist of:

(in thousands)	2015	2014
Capital lease obligations	$7,131	14,101
Less current portion	3,468	7,127

Noncurrent portion of capital leases	$3,663	6,974

The Company acquires various computer equipment, software, machinery and equipment and furniture and fixtures under capital lease obligations. Refer to Notes 9, 10 and 23 for more information. The capital lease obligations have various payment terms for each capital lease obligation, including single payment leases, monthly, quarterly and annually. The lease terms for the equipment and software range from one to six years.

The future minimum lease payments under capital leases as of December 31, 2015 are summarized as follows:

(in thousands)
2016	$3,611
2017	2,687
2018	1,001
2019	63
2020	—

Total minimum lease payments	7,362
Less amount representing interest	(231)

Principal minimum lease payments	$7,131